May 1, 2012

THE DREYFUS FAMILY OF FUNDS

Supplement to the Prospectus

Effective May 29, 2012, the following information supplements and should be read in conjunction with the section of the Prospectus entitled “Shareholder Guide-Services for Fund Investors-Exchange Privilege”

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request.  If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.